Exhibit n(iv) Under Form N-1A
                                               Exhibit 99 Under Item 601/Reg S-K
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                             class a shares exhibit To
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                                Multiple Class Plan

1.    SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales by financial intermediaries in consideration of a sales load paid through the principal underwriter and a shareholder service fee paid by Federated Shareholder Services Co. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive additional payments for distribution and administrative services under a 12b-1 Plan. In connection with this arrangement, Class A Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Class A Shares
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Sales Load             Up to 5.5% of the public offering price
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class A Shares as described in Section 3 of the Plan

2.    CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Rights:   Class A Shares may be exchanged for Class A Shares of
                   any other Funds. Additionally, Class A Shares may be exchanged for Investment Shares of Federated Tax-Free
                   Instruments Trust. Class A Shares may also be exchanged for shares of investment companies that are not subject to this Plan, as provided in the "Proprietary Fund Schedule" attached hereto.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


3.    EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges payable upon redemption are as follows:

(a)   Basic Sales load schedule

     The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                     Sales Load as a
 Purchase Amount       Percentage
                   of Public Offering
                          Price
----------------------------------------
----------------------------------------
Less than $50,000         5.50%
$50,000 but less          4.50%
than
$100,000
$100,000 but less         3.75%
than
$250,000
$250,000 but less         2.50%
than
$500,000
$500,000 but less         2.00%
than
$1 million
$1 million or             0.00%
greater

(b)   Fixed income sales load Schedule

   The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                     Sales Charge as a
  Purchase Amount        Percentage
                     of Public Offering
                           Price
------------------------------------------
------------------------------------------
Less than $100,000         4.50%
$100,000 but less          3.75%
than
$250,000
$250,000 but less          2.50%
than
$500,000
$500,000 but less          2.00%
than
$1 million
$1 million or              0.00%
greater

(c)   limited term SALES LOAD schedule

     The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                   Sales Charge as a
Purchase Amount       Percentage
                  of Public Offering
                         Price
----------------------------------------
----------------------------------------
Less than $1             1.00%
million
$1 million or            0.00%
greater

(d)   MONEY MARKET LOAD SCHEDULE

   The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                   Sales Charge as a
Purchase Amount       Percentage
                  of Public Offering
                         Price
----------------------------------------
----------------------------------------
All purchases            0.00%


(e)   ULTRASHORT BOND LOAD SCHEDULE

   The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                   Sales Charge as a
Purchase Amount       Percentage
                  of Public Offering
                         Price
----------------------------------------
Less than                2.00%
$50,000
$50,000 but              1.75%
less than
$100,000
$100,000 but             1.50%
less than
$250,000
$250,000 +               0.00%



(f)   "large ticket" purchases

     Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of (x) the purchase price of the Class A Shares or (y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A Shares shall be paid to the principal underwriter in consideration of the advance commission.

   (G)      AGGREGATION OF PURCHASES

     In applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

|X|   Concurrent purchases of Class A Shares of other Funds;

|X| Accumulated purchases of Class A Shares will be considered in calculating the applicable sales charge on the additional Shares; and

|X| Letters of intent to purchase Class A Shares within a thirteen month period.

   (H)      waiver of sales load

     No sales load shall be assessed or contingent deferred sales charge imposed on purchases of Class A Shares:

o    within 120 days of redeeming shares of an equal or greater amount;

o    through  a  bank  trust  department,   a  registered   investment  adviser,
     retirement plans where the third party administrator has entered into certain arrangements with the principal underwriter, or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through these entities or individuals;

o    with reinvested dividends or capital gains;

o by Federated Life Members (Federated shareholders who originally were issued shares through the "Liberty Account", which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account); and

o by Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, and the immediate family members of the above persons.

     (I)    SPECIAL OFFER PROGRAM

     During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive Growth Fund, Federated Communications Technology Fund, Federated Large Cap Growth Fund, and Federated International Small Company Fund (the "Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program. Class A Shares purchased through this Special Offer are subject to a CDSC of 2.00% on redemptions which occur within 30 months after the purchase, which amount is to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program may be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A Shares of the Special Offer Funds purchased during the Special Offer Program which are exchanged for Class A Shares of other Funds during the 30 month CDSC period will incur the CDSC fee upon redemption. However, no sales load will be charged for the exchange.
     ===========================================================================

                                Schedule of Funds
                             Offering Class A Shares
================================================================================

The Funds set forth on this Schedule each offer Class A Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.


1.    CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

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    Multiple Class Company                  Series               12b-1
                                                                   Plan
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Federated American Leaders                                       None
Fund, Inc.
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Federated Equity Funds         Federated Capital Appreciation    0.25%
                               Fund
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                               Federated Communications          0.25%
                               Technology Fund
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                               Federated Growth Strategies Fund  None
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                               Federated Kaufmann Fund           0.25%
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                               Federated Kaufmann Small Cap Fund 0.25%
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                               Federated Large Cap Growth Fund   0.25%
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                               Federated Market Opportunity Fund 0.25%
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Federated Equity Income Fund,                                    0.50%
Inc.
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Federated Income Securities    Federated Capital Income Fund     None
Trust
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Federated International        Federated International Equity    None
Series, Inc.                   Fund
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Federated Stock and Bond                                         None
Fund, Inc.
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Federated Capital Income                                         None
Fund, Inc. (formerly
Federated Utility Fund, Inc.)
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Federated World Investment     Federated European Growth Fund    0.25%
Series, Inc.
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                               Federated Global Equity Fund      0.25%
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---------------------------------------------------------------------------
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                               Federated Global Financial        0.25%
                               Services Fund
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                               Federated International Capital   0.25%
                               Appreciation Fund
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                               Federated Global Value Fund       None

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                               Federated International High      0.25%
                               Income Fund
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                               Federated International Small     0.25%
                               Company Fund
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2.  CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD SCHEDULE

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    Multiple Class Company                  Series               12b-1
                                                                   Plan
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Federated Fixed Income         Federated Strategic Income Fund   None
Securities, Inc.
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Federated Government Income                                      0.25%
Securities, Inc.
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Federated High Income Bond                                       None
Fund, Inc.
---------------------------------------------------------------------------
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Federated Income Securities    Federated Fund for U.S.           None
Trust                          Government Securities
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Federated International        Federated International Bond Fund 0.25%
Series, Inc.
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Federated Investment Series    Federated Bond Fund               0.25%
Funds, Inc.
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Federated Municipal                                              None
Opportunities Fund, Inc.
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Federated Municipal                                              None
Securities Fund, Inc.
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Federated Municipal            Federated California Municipal    0.25%
Securities Income Trust        Income Fund
---------------------------------------------------------------------------
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                               Federated New York Municipal      0.25%
                               Income Fund
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                               Federated North Carolina          0.25%
                               Municipal Income Fund
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                               Federated Pennsylvania Municipal  0.40%
                               Income Fund
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Federated Total Return         Federated Total Return Bond Fund  0.25%
Series, Inc.
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3.  Class A Shares Subject to the Limited Term Sales Load Schedule

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    Multiple Class Company                  Series               12b-1
                                                                   Plan
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Federated Fixed Income         Federated Limited Term Fund       0.50%
Securities, Inc.
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                               Federated Limited Term Municipal  0.25%
                               Fund
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4.    CLASS A SHARES SUBJECT TO THE MONEY MARKET LOAD SCHEDULE

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    Multiple Class Company                  Series               12b-1
                                                                   Plan
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Money Market Obligations Trust Liberty U.S. Government Money     None
                               Market Trust
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5.    CLASS A SHARES SUBJECT TO THE ULTRASHORT BOND LOAD SCHEDULE

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1
                                                                   Plan
---------------------------------------------------------------------------
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Federated Total Return         Federated Ultrashort Bond Fund    0.30%
Series, Inc.
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6.    CLASS A SHARES NOT PARTICIPATING IN THE LARGE TICKET PURCHASE PROGRAM

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    Multiple Class Company                  Series
-----------------------------------------------------------------
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Federated Total Return         Federated Ultrashort Bond Fund
Series, Inc.
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================================================================================

                     proprietary fund schedule - class a shares
================================================================================

Shares issued by investment companies that are not party to this Plan but that are listed on this Proprietary Fund Schedule ("Non-Plan Investment Companies") may be exchanged for Class A Shares of the Funds indicated opposite their names. Such Class A Shares may also be exchanged back into shares of the original
Non-Plan Investment Company. In addition, indicated Class A Shares purchased from a dealer party to a Dealer Agreement to sell the indicated Non-Plan Investment Company Shares may be exchanged for Shares of such Non-Plan Investment Company. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges into any class of shares of a Non-Plan Investment Company not shown on this schedule shall be treated in the same manner as a redemption and purchase.

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Multiple Class Series/Company    Non-Plan Investment Companies
------------------------------

-----------------------------------------------------------------
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Federated International        Vision Funds (Class A Shares)
Series -                       Southtrust Funds (Class A Shares)
Federated International
Equity Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
Federated Equity Funds -       Southtrust Funds (Class A Shares)
Federated Small Cap
Strategies Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
Federated Utility Fund         Southtrust Funds (Class A Shares)
-----------------------------------------------------------------
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Federated Fund for U.S.        Southtrust Funds (Class A Shares)
Government
Securities
-----------------------------------------------------------------
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Federated Municipal            Southtrust Funds (Class A Shares)
Securities Fund
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Federated American Leaders     CCMI Funds
Fund
-----------------------------------------------------------------
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Federated International
Series -
Federated International Bond
Fund
-----------------------------------------------------------------
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Federated High Income Bond
Fund
-----------------------------------------------------------------
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Federated Equity Income Fund
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Federated Fixed Income
Securities -
Federated Strategic Income
Fund
-----------------------------------------------------------------
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Money Market Obligations
Trust -                        CCMI Funds
Liberty U.S. Government Money
Market Trust
-----------------------------------------------------------------